SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2026

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1955 Lake Park Drive, Suite 300
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2026, GeoVax Labs Inc. (the “Company”), entered into common stock warrant exercise inducement offer letters (the “Inducement Letters”) with holders (the “Holders”) of existing warrants to purchase shares of the Company’s common stock issued on (i) May 21, 2024, which are exercisable for 64,228 shares of common stock (with a current exercise price of $8.22 per share) (the “May 2024 Warrants”), (ii) July 12, 2024, which are exercisable for 86,800 shares of common stock (with a current exercise price of $14.29 per share) (the “July 2024 Warrants”), (iii) August 21, 2024 and August 30, 2024, which are exercisable for 68,000 and 39,025 shares of common stock, respectively (with a current exercise price of $32.75 per share) (collectively, the “August 2024 Warrants”) (iv) March 25, 2025, which are exercisable for 137,405 shares of common stock (with a current exercise price of $32.75 per share) (the “March 2025 Warrants”), (v) July 2, 2025, which are exercisable for 239,200 shares of common stock (with a current exercise price of $2.31 per share) (the “July 2025 Warrants”), and (vi) September 30, 2025, which are exercisable for 158,732 shares of common stock (with a current exercise price of $1.4103 per share) (the “September 2025 Warrants” and collectively with the May 2024 Warrants, the July 2024 Warrants, the August 2024 Warrants, the March 2025 Warrants, the July 2025 Warrants and the September 2025 Warrants, the “Existing Warrants”), pursuant to which the Holders agreed to exercise for cash their Existing Warrants to purchase an aggregate of 634,658 shares of the Company’s common stock, at a reduced exercised price of $1.36 per share, in consideration for the Company’s agreement to issue new warrants (the “New Warrants”) to purchase an aggregate of up to 1,269,316 shares of the Company’s common stock (the “New Warrant Shares”) with an exercise price of $1.36 per share, exercisable on or after the date  on which approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market from the stockholders of the Company with respect to the exercise of the New Warrants and the issuance of all of the Warrant Shares upon exercise thereof and will expire five years following the date of issuance. The Company expects to receive aggregate gross proceeds of approximately $863,000 from the exercise of the Existing Warrants by the Holders, before deducting financial advisor fees and other offering expenses payable by the Company. The New Warrants are substantially identical to the Existing Warrants.

The Company engaged A.G.P./Alliance Global Partners (“AGP”) to act as its exclusive financial advisor in connection with the transactions summarized above and will pay Dawson a cash fee equal to 7.0% of the gross proceeds received from the exercise of the Existing Warrants. The Company also agreed to reimburse AGP up to $40,000 for its accountable legal expenses in connection with the transaction. The issuance of the New Warrants is expected to occur on April 1, 2026 (the “Closing Date”), subject to satisfaction of customary closing conditions. We expect to use the net proceeds from these transactions for general corporate purposes. The Company has agreed that the Holders shall have the option to exercise the remaining balance of the Existing Warrants for additional shares of common stock of the Company based on the terms of the Inducement Letters within 15 days from the Closing Date.

The resale of the shares of the Company’s common stock issuable upon exercise of the Existing Warrants are registered pursuant to existing registration statements on Form S-1 (File No. 333-280040), declared effective by the Securities and Exchange Commission (the “SEC”) on June 18, 2024; Form S-1 (File No. 333-281310), declared effective by the SEC on August 12, 2024; Form S-1 (File Nos. 333-281972), declared effective by the SEC on September 13, 2024; Form S-1 (File No. 333-281973), declared effective by the SEC on September 13, 2024; Form S-3 (File No. 333-277585), declared effective by the SEC on March 13, 2024; Form S-1 (File No. 333-288085), declared effective by the SEC on June 20, 2025; and Form S-1 (File No. 333-290941), declared effective by the SEC on November 7, 2025.

The Company also agreed to file a registration statement on Form S-1 providing for the resale of the New Warrant Shares issuable upon the exercise of the New Warrants (the “Resale Registration Statement”), within 20 days of the Closing Date, and to use commercially reasonable efforts to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. The Company further agreed to hold an annual or special meeting of stockholders on or prior to May 21, 2026, for the purpose of obtaining Stockholder Approval.

The forms of the New Warrants and Inducement Letter are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description of the terms of the New Warrants and Inducement Letters are not intended to be complete and are qualified in its entirety by reference to such exhibits. The Inducement Letters contain customary representations, warranties and covenants by us which were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the New Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein.

The Company issued the New Warrants pursuant to the exemption from the registration requirements of the Securities Act available under Regulation D issued thereunder. Neither the issuance of the New Warrants nor the New Warrant Shares have been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy our securities.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits
Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant, dated March 31, 2026
10.1	Form of Inducement Letter, dated March 31, 2026
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2026

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer